SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 28, 1994

                          SHAWMUT NATIONAL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

         Delaware                  1-10102                06-1212629
      (State or Other          (Commission File         (IRS Employer
       Jurisdiction of          Number)                  Identification
       Incorporation)                                    No.)

           777 Main Street, Hartford, Connecticut       06115
           One Federal Street, Boston, Massachusetts    02211
           (Address of Principal Executive Offices)     (Zip Code)

      Registrant's telephone number, including area code: (203) 728-2000
                                                          (617) 292-2000

                                Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index located on Page 4



      Item 7.  Financial Statements, Pro Forma Financial Information and
      Exhibits.

                The following exhibits are filed with this Current Report on Form 8-K:

           Exhibit
           Number              Description
            10                 Shawmut National Corporation
                               Split-Dollar Life Insurance Plan,
                               as adopted September 10, 1991,
                               effective October 31, 1991,
                               as amended and restated effective
                               as of November 24, 1992.



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                                  SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SHAWMUT NATIONAL CORPORATION

                               By: /s/ Joel B. Alvord
                                  Joel B. Alvord
                                  Chairman and Chief
                                    Executive Officer

      Dated:  February 28, 1994



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                                 EXHIBIT INDEX

      Exhibit
      Number                   Description
        10                     Shawmut National Corporation
                               Split-Dollar Life Insurance Plan,
                               as adopted September 10, 1991,
                               effective October 31, 1991,
                               as amended and restated effective
                               as of November 24, 1992.



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